Investment Program	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investment Program	Investment Program
A Member must make an initial investment election which will apply to the Member’s Accounts. If a Member does not initially make an affirmative investment election, the Member will be deemed to have allocated all contributions to the Vanguard Target Retirement Trust that has a target date nearest to the date on which the Member will turn age 65.

A Member may elect at any time to exchange the existing balances in the Member’s Accounts invested in any option to another option(s), subject to any frequent trading policy or other restrictions.
A Member may elect to participate in the Vanguard Managed Account Program, under which the Member delegates ongoing, discretionary investment management services with respect to their entire interest in the Plan to Vanguard Advisers, Inc.